                                                                    EXHIBIT 10.1

                   AUGUST 2000 AMENDMENT TO SECOND AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT
                      AND MODIFICATION TO OTHER AGREEMENTS


     THIS AUGUST 2000 AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND MODIFICATION TO OTHER AGREEMENTS (this "Amendment") is made and entered into this 10th day of August, 2000, to be effective as of the respective date herein indicated, by and among SEPCO INDUSTRIES, INC., a Texas corporation ("Sepco"), BAYOU PUMPS, INC., a Texas corporation ("Bayou") and AMERICAN MRO, INC., a Nevada corporation ("American") (Sepco, Bayou and American being hereinafter individually and collectively referred to as "Borrower", as governed by the provisions of Section 1.4, Section 1.5, and Section 1.6 of the Loan Agreement, as hereinafter defined), and FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been, formerly known as Shawmut Capital Corporation, and having been the successor-in-interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation).

                                    RECITALS

     A. Sepco and Barclays Business Credit, Inc., have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of April 1, 1994, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement and Secured Promissory Note, dated May, 1995, executed by Sepco and Fleet Capital Corporation, a Connecticut corporation (at that time known as Shawmut Capital Corporation), and as amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement, entered into on April 3, 1996, executed by Sepco and Fleet Capital Corporation, a Connecticut corporation, and as amended by that certain Third Amendment to Second Amended and Restated Loan and Security Agreement, dated September 9, 1996, executed by Sepco, Bayou and Lender, and as amended by that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated October 24, 1996, executed by Lender and Borrower, and as amended by that certain letter agreement dated November 4, 1996, entered into by Lender and Borrower, and as amended by that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated June 2, 1997, executed by Lender and Borrower, and as amended by that certain Sixth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Other Agreements executed by Borrower and Lender, and as amended by that certain Seventh Amendment to Second Amended and Restated Loan and Security Agreement, entered into on June 30, 1998, executed by Borrower and Lender, and as amended by that certain Eighth Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, entered into on October 20, 1998, executed by Borrower and Lender, and as amended by that certain letter agreement dated March 30, 1999, executed by Borrower and Lender, and as amended by that certain letter agreement, dated May 13, 1999, executed by Borrower and Lender, and as amended by that certain August 1999 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, entered into on August 13, 1999, executed by Borrower and Lender (as amended, the "Loan Agreement").

     B. Lender, effective May 1, 1996, as successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation, succeeded to, and today remains the present holder of, all


AUGUST 2000 AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 1
right, title and interest of Fleet Capital Corporation, a Connecticut corporation, in the Loan Agreement and each of the Other Agreements.

     C. Borrower and Lender desire to further amend the Loan Agreement and the Other Agreements as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                           AMENDMENTS AND MODIFICATION

     Effective as of the respective date herein indicated, the Loan Agreement and the Other Agreements are hereby respectively amended as follows:

     2.01 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT OF THE DEFINITION OF "BORROWING BASE". Effective as of the date of execution of this Amendment, the definition of "Borrowing Base" contained in Section 1.1 of the Loan Agreement is hereby amended by deleting therefrom the reference to the phrase "Thirty-Six Million Eight Hundred Thousand Dollars ($36,800,000), and substituting therefor the phrase "Thirty Million Eight Hundred Thousand Dollars ($30,800.000)."

     2.02 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT AND RESTATEMENT OF THE DEFINITION OF "COMMITMENT". Effective as of the date of execution of this Amendment, the definition of "Commitment" contained in Section
1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

     "Commitment - shall mean Thirty Million Eight Hundred Thousand Dollars ($30,800,000)."

     2.03 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT AND RESTATEMENT OF THE DEFINITION OF "DOMESTIC MARGIN". Effective as of the date of execution of this Amendment, the definition of "Domestic Margin" contained in
Section 1.1 of the Loan Agreement is amended and restated to read in its entirety as follows:

          "Domestic Margin - (i) as to the Revolving Credit Loans shall mean 0.50% per annum, and (ii) as to the Term Loan and the Acquisition Term Loans shall mean 1.50% per annum."


AUGUST 2000 AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 2

     2.04 AMENDMENT TO SECTION 2.2(A) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 2.2(A) of the Loan Agreement is amended by deleting therefrom the reference to the date "March 31, 2001" and substituting therefor the date "June 30, 2001."

     2.05 ADDITION OF A NEW SECTION 2.5. Effective as of the date of execution of this Amendment, a new Section 2.5 Audit and Appraisal Fees; Annual Servicing Fee is added to the Loan Agreement to read as follows:

          "2.5 Audit and Appraisal Fees; Annual Servicing Fee. Borrower shall reimburse Lender for all reasonable out-of-pocket costs and expenses incurred by Lender in connection with audits and appraisals of Borrower's books and records and such other matters as Lender shall deem appropriate. In connection with any audit by Lender of Borrower's books and records an/or of the books and records of DXP Acquisition, Inc. d/b/a Strategic Acquisition, Inc. and/or of Pelican State Supply Company, Inc., Borrower shall also pay Lender an aggregate per diem fee of Six Hundred Fifty Dollars ($650). All such out-of-pocket costs, fees and expenses shall be payable on demand."

     2.06 AMENDMENT TO SECTION 3.3(A) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 3.3(A) of the Loan Agreement is hereby amended by deleting therefrom the reference to the date "April 1, 2001" and substituting therefor the date "July 1, 2001."

     2.07 AMENDMENT AND RESTATEMENT OF SECTION 3.3(C) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 3.3(C) of the Loan Agreement is amended and restated to read in its entirety as follows:

          "At the effective date of any termination of this Agreement, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under this Agreement and any of the Other Agreements), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to 0.5% of the highest of the Average Monthly Loan Balances outstanding pursuant to Section 2.1 during the twelve month period ending on the date of termination. If termination occurs on the last day of the Original Term or the last day of any Renewal Term, no termination charge shall be payable."

     2.08 EXTENSION OF MATURITY OF TERM NOTE. Effective as of the date of execution of this Amendment, the maturity of the Term Note is hereby renewed and extended until July 1, 2001.

     2.09 AMENDMENT TO PAYMENT TERMS IN THE TERM NOTE. Borrower and Lender hereby agree that effective as of June 1, 2000, the last paragraph on page two of the Term Note is amended and restated to read in its entirety as follows:

          "The principal amount of and accrued interest on this Note shall be due and payable on the dates and in the manner hereinafter set forth:

               (a) interest shall be due and payable monthly, in arrears, on the first day of each month, continuing until such time as the full principal



AUGUST 2000 AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 3
          balance, together with all other amounts owing hereunder, shall have been paid in full;

               (b) the principal shall be due and payable in monthly installments of ONE HUNDRED TWENTY THOUSAND FIVE HUNDRED TWENTY AND NO/100 DOLLARS ($120,520.00) and each shall be due and payable on June 1, 2000, and on the first day of each month thereafter to and including the first day of June 1, 2001; and

               (c) the entire unpaid principal balance hereof, together with any and all other amounts due hereunder, shall be due and payable on July 1, 2001."

     2.10 EXTENSION OF MATURITY OF ACQUISITION TERM LOANS NOTE. Effective as of the date of execution of this Amendment, the maturity of the Acquisition Term Loans Note is hereby renewed and extended until July 1, 2001.

     2.11 AMENDMENT TO PAYMENT TERMS IN THE ACQUISITION TERM LOANS NOTE. Borrower and Lender hereby agree that effective as of June 1, 2000, the last paragraph on page two of the Acquisition Term Loans Note is amended and restated to read in its entirety as follows:

     "The principal amount and accrued interest on this Note shall be due and payable on the dates and in the manner hereinafter set forth:

          (a) interest shall be due and payable monthly, in arrears, on the first day of each month, continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

          (b) the principal shall be due and payable in monthly installments of TEN THOUSAND FOUR HUNDRED EIGHTY AND NO/100 DOLLARS ($10,480.00) and each shall be due and payable on June 1, 2000, and on the first day of each month thereafter to and including the first day of June, 2001; and

          (c) the entire unpaid principal balance hereof, together with any and all amounts due hereunder, shall be due and payable on July 1, 2001."

                                   ARTICLE III
                                 LIMITED WAIVER

     3.01 Borrower has informed Lender that Borrower has violated the financial covenants contained in Sections 9.3(A), (B), (C) and (D) of the Loan Agreement for the relevant fiscal period ending June 30, 2000, and has requested that Lender waive such violations. Subject to the satisfaction of the conditions precedent set forth in Section 4.01 of this Amendment and to the other terms, conditions and provisions of this Amendment, the Lender hereby waives each of the above-described Sections of the Loan Agreement; provided, however, that the waiver described in this Section 3.01 of this Amendment is strictly limited to the Sections of the Loan Agreement described above and to the specific occurrences described above. Except as otherwise specifically provided for


AUGUST 2000 AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 4
in this Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Other Agreement, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by Lender:

          (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Lender:

               (i) This Amendment, duly executed by Borrower, together with the relevant Consent, Ratification, and Amendment, respectively duly executed by David R. Little, individually, Gary A. Allcorn, Trustee for Kacey Joyce Little, Nicholas David Little and Andrea Rae Little 1988 Trusts, DXP Enterprises, Inc. ("Parent"), DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc. and Pelican State Supply Company, Inc.; and

               (ii) All other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby;

          (b) The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

          (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender; and

          (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                    ARTICLE V
               RATIFICATIONS, REPRESENTATIONS AND WARRANTIES; FEE

     5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Each Borrower and Lender agree that the Loan Agreement and the



AUGUST 2000 AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 5

Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Articles of Incorporation or Bylaws of such Borrower; (b) attached hereto as Annex A is a true, correct and complete copy of presently effective resolutions of each Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith, certified by the Assistant Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; (e) each Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; (f) Sepco has not amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement, (g) Bayou has not amended its Articles of Incorporation or its Bylaws since the date of incorporation of Bayou and (h) American has not amended its Articles of Incorporation or its Bylaws since the date of incorporation of American.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, each Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without, limitation, the costs and fees of Lender's legal counsel.

     6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this


AUGUST 2000 AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 6

Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH BORROWER AND LENDER.

     6.11 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF


AUGUST 2000 AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 7

ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.


AUGUST 2000 AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 8

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                 "BORROWER"

                                 SEPCO INDUSTRIES, INC.

                                 By:
                                         -------------------------------------
                                 Name
                                         -------------------------------------
                                 Title:
                                         -------------------------------------

                                 BAYOU PUMPS, INC.

                                 By:
                                         -------------------------------------
                                 Name
                                         -------------------------------------
                                 Title:
                                         -------------------------------------

                                 AMERICAN MRO, INC.

                                 By:
                                         -------------------------------------
                                 Name
                                         -------------------------------------
                                 Title:
                                         -------------------------------------

                                 "LENDER"

                                 FLEET CAPITAL CORPORATION

                                 By:
                                         -------------------------------------
                                 Name
                                         -------------------------------------
                                 Title:
                                         -------------------------------------

ANNEXES:

A-1 - Certified Resolutions of Sepco Industries, Inc.
A-2 - Certified Resolutions of Bayou Pumps, Inc.
A-3 - Certified Resolutions of American MRO, Inc.


AUGUST 2000 AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

                                    ANNEX A-1

                            CERTIFIED RESOLUTIONS OF
                   SEPCO INDUSTRIES, INC.'S BOARD OF DIRECTORS

     RESOLVED: That any officer of Sepco Industries, Inc., a Texas corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend the Corporation's existing Second Amended and Restated Loan and Security Agreement by and between the Corporation and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.),
(b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed August 2000 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements and to be executed by Corporation, Bayou Pumps, Inc., American MRO, Inc. and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

     FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

     FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

     FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

     FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.


ANNEX A-1 - Page 1

                                  CERTIFICATION

     The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  August ____, 2000.


                                      -----------------------------------------
                                      [Assistant] Secretary of the Corporation


ANNEX A-1 - Page 2

                                    ANNEX A-2

                            CERTIFIED RESOLUTIONS OF
                     BAYOU PUMPS, INC.'S BOARD OF DIRECTORS

     RESOLVED: That any officer of Bayou Pumps, Inc., a Texas corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to become a party to and amend that certain Second Amended and Restated Loan and Security Agreement by and between Sepco Industries, Inc. ("Sepco") and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), as thereafter amended (Corporation being a present party to such Second Amended and Restated Loan and Security Agreement), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed August 2000 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements to be executed by Corporation, Sepco, American MRO, Inc. and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

     FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

     FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

     FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

     FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.


ANNEX A-2 - Page 1

                                  CERTIFICATION

     The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

     DATED:  August ____, 2000.


                                      ----------------------------------------,
                                      [Assistant] Secretary of the Corporation


ANNEX A-2 - Page 2

                                    ANNEX A-3

                            CERTIFIED RESOLUTIONS OF
                     AMERICAN MRO, INC.'S BOARD OF DIRECTORS

     RESOLVED: That any officer of American MRO, Inc., a Nevada corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend that certain Second Amended and Restated Loan and Security Agreement by and between Sepco Industries, Inc. ("Sepco") and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed August 2000 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements to be executed by Corporation, Sepco, Bayou Pumps, Inc. and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

     FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

     FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

     FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

     FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.


ANNEX A-3 - Page 1

                                  CERTIFICATION

     The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

     DATED: August ____, 2000.

                                    ------------------------------------------,
                                    [Assistant] Secretary of the Corporation


ANNEX A-3 - Page 2

                      CONSENT, RATIFICATION, AND AMENDMENT

     The undersigned, DAVID R. LITTLE, has executed that certain Amended and Restated Unconditional Guaranty, dated September 16, 1994 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having formerly been known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.). The undersigned hereby (i) consents and agrees to the terms of the August 2000 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, dated on or about the date hereof (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) the Guaranty, is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

     Dated: August ____, 2000.


                                  ---------------------------------------------
                                  David R. Little, individually


CONSENT AND RATIFICATION

                      CONSENT, RATIFICATION, AND AMENDMENT

     The undersigned, GARY A. ALLCORN, TRUSTEE FOR KACEY JOYCE LITTLE, NICHOLAS DAVID LITTLE AND ANDREA RAE LITTLE 1988 TRUSTS, has executed that certain Amended and Restated Pledge Agreement dated September 16, 1994 (the "Pledge Agreement"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.). The undersigned hereby (i) consents and agrees to the terms of the August 2000 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, dated on or about the date hereof (the "Loan Amendment"), executed by Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Pledge Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Secured Indebtedness" as such term is used in the Pledge Agreement, (b) the Pledge Agreement is an "Other Agreement" as such term is defined in the Loan Agreement, (c) the Pledge Agreement, is not as of the date hereof subject to any claims, defenses or offsets, (d) nothing contained in this Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Pledge Agreement, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Pledge Agreement and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

     Dated: August ____, 2000.

                                           ------------------------------------
                                           GARY A. ALLCORN, TRUSTEE FOR
                                           KACEY JOYCE LITTLE, NICHOLAS
                                           DAVID LITTLE AND ANDREA RAE
                                           LITTLE 1988 TRUSTS


CONSENT AND RATIFICATION

                      CONSENT, RATIFICATION, AND AMENDMENT

     The undersigned has executed each of the following guaranty agreements in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender") (each such guaranty agreement being hereinafter referred to as a "Guaranty"):

          (1) Continuing Guaranty Agreement [Indebtedness of Sepco Industries, Inc.], dated as of October 24, 1996;

          (2) Continuing Guaranty Agreement [Indebtedness of Bayou Pumps, Inc.], dated as of October 24, 1996; and

          (3) Continuing Guaranty Agreement [Indebtedness of American MRO, Inc.], dated as of October 24, 1996.

The undersigned hereby (i) consents and agrees to the terms of the August 2000 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, dated on or about the date hereof (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in each Guaranty, (b) each Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) no Guaranty is as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under any Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to each Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

     Dated: August ____, 2000.

                                      DXP ENTERPRISES, INC., formerly
                                      known as Index, Inc.

                                      By:
                                             --------------------------------
                                      Name
                                             --------------------------------
                                      Title:
                                             --------------------------------



CONSENT AND RATIFICATION

                      CONSENT, RATIFICATION, AND AMENDMENT

     The undersigned has executed each of the following guaranty agreements in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender") (each such guaranty agreement being hereinafter referred to as a "Guaranty"):

          (1) Continuing Guaranty Agreement [Indebtedness of Sepco Industries, Inc.], dated as of June 16, 1997;

          (2) Continuing Guaranty Agreement [Indebtedness of Bayou Pumps, Inc.], dated as of June 16, 1997; and

          (3) Continuing Guaranty Agreement [Indebtedness of American MRO, Inc.], dated as of June 16, 1997.

The undersigned hereby (i) consents and agrees to the terms of the August 2000 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, dated on or about the date hereof (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in each Guaranty, (b) each Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) no Guaranty is as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under any Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to each Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

     Dated: August ____, 2000

                                         DXP ACQUISITION, INC., d/b/a
                                         STRATEGIC ACQUISITION, INC.

                                         By:
                                                --------------------------------
                                         Name
                                                --------------------------------
                                         Title:
                                                --------------------------------

CONSENT AND RATIFICATION

                      CONSENT, RATIFICATION, AND AMENDMENT

     The undersigned has executed each of the following guaranty agreements in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender") (each such guaranty agreement being hereinafter referred to as a "Guaranty"):

          (1) Continuing Guaranty Agreement [Indebtedness of Sepco Industries, Inc.], dated as of May 29, 1997;

          (2) Continuing Guaranty Agreement [Indebtedness of Bayou Pumps, Inc.], dated as of May 29, 1997; and

          (3) Continuing Guaranty Agreement [Indebtedness of American MRO, Inc.], dated as of May 29, 1997.

The undersigned hereby (i) consents and agrees to the terms of the August 2000 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, dated on or about the date hereof (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in each Guaranty, (b) each Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) no Guaranty is as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under any Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to each Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

     Dated: August ____, 2000.

                                         PELICAN STATE SUPPLY
                                         COMPANY, INC.


                                         By:
                                                -------------------------------
                                         Name
                                                -------------------------------
                                         Title:
                                                -------------------------------


CONSENT AND RATIFICATION